Exhibit 99.1

Rule 10b5-1 Sales Plan

This Rule 10b5-1 Sales Plan (“Plan”) is adopted by Michael J. Hall (“Seller”) on August __, 2003, in order to establish a systematic program by which Huntleigh Securities Corporation (“HSC”) will use its reasonable best efforts to sell on Seller’s behalf the shares of common stock (“Stock”) of Matrix Service Company (“Issuer”).

A.)	Sales Program

1.)	Seller’s sales program consists of the following (check the applicable box or boxes):

☐	Exercise vested options (“Options”) granted to Seller by Issuer and sell the Stock issued upon such exercise, as specified in greater detail in Schedule A-1.

☒	Sell the number of shares of Stock already owned by Seller, as specified in greater detail in Schedule. A-2.

2.)	Seller is giving HSC authority to act as Seller’s agent under this Plan. Seller agrees to provide HSC with a separate “power-of-attorney” upon HSC’s request before HSC sells any Stock under this Plan.

3.)	Seller agrees to pay HSC the commission per share of Stock indicated on Schedules A-1 and A-2, as applicable, HSC will deduct its commission and applicable transaction fees from the proceeds of any sale of Stock under this Plan.

4.)	The exercise and sale prices, and number of Option to be exercised and shares of Stock to be sold, will be adjusted in the event Seller notifies HSC on a timely basis of a Stock split or other recapitalization affecting the Stock (“Recapitalization”).

5.)	Seller acknowledges that it may not be possible to exercise Options or sell Stock during the term of this Plan due to: (i) a legal or contractual restriction applicable to Seller (the existence of which Seller shall promptly notify HSC) or HSC, (ii) a market disruption (including without limitation a half or suspension of trading in the Stock imposed by a court, governmental agency or self-regulatory organization), or (iii) rules governing order execution priority on the NASDAQ Stock Market or the New York Stock Exchange (whichever is applicable). If any of these items ceases to be applicable during the term of this Plan (“Term”), HSC will resume its sales activity to the extent it is reasonably able to do so and still be able to provide best execution.

6.)	No later than two business days after the Options are exercised, Seller agrees to deposit (or make sure Issuer deposits) into an account at HSC, in his or her name, the number of shares of Stock to be sold on any particular day on the Seller’s behalf (including shares that have been issued as a result of a Recapitalization).

7.)	It is the intent of the parties that this sales Plan comply with the requirements of SEC Rule 10b5-1 under the Securities Exchange Act of 1934 (“Exchange Act”), and this sales Plan shall be interpreted to comply with the requirements of Rule 10b5-1.

B.)	Issuer Representations

As a condition precedent to HSC’S acceptance of this Plan, the Issuer must execute the Issuer Representation Certificate in the form attached to this Plan.

C.)	Modification and Termination

1.)	This Plan may not be modified unless: (a) Seller provides HSC with five (5) business days prior written notice, (b) Seller and HSC agree to such modification in writing, and (c) the Issuer approves such modification in writing. Any such modification will contain the Seller’s representation that as of the effective date of the modification, he or she knows of no material non-public information regarding the Issuer or any of its securities (including the Stock).

2.)	This Plan shall be deemed an effective contract and binding agreement with HSC only upon written approval by its Compliance Department. No Designated Sale Period (as defined in Schedules A-1 or A-2) may commence until two (2) business days after Seller adopts this Plan, but in no event will sales commence until HSC signs this Plan. This Plan will terminate whichever of the following events occurs first: (a) if the Seller is natural person, the date upon which HSC receives notice of Seller’s death, (b) the date specified in Schedule A-1 and/or A-2 on which all sales under this Plan will cease, (c) any sale effected pursuant to this Plan that violates (or in the opinion of counsel to the Issuer or HSC is likely to violate) Rule 144 or Rule 145 under the Securities Act of 1933 (“1933 Act”), Section 16 of this Exchange Act or any other applicable Federal or State law or regulation, (d) Sellers fails to comply with its obligations under this Plan, (e) Issuer and/on the Seller enter into a contract that prevents or materially restricts sales of Stock by Seller under this Plan, (f) two (2) business days after the date on which HSC receives written notice that Seller has terminated this Plan (which may be for any reason), (g) two (2) business days after HSC notifies the Seller in writing that HSC has terminated this Plan (which may be for any reason), (h) two (2) business days after the date on which HSC receives notice that Seller has filed a petition for bankruptcy or the adjustment of Seller’s debts, or a petition for bankruptcy has been filed against Seller and has not been dismissed within thirty (30) calendar days of its filing, (i) two (2) business days after the date on which HSC receives written notice that the Issuer has withdrawn its Issuer Representations, and (j) as to sales resulting from an Option exercise, the date on which HSC receives written notice from the Issuer that the Options specified in Schedule A-1 have expired or been terminated or forfeited.

D.)	Representations and Warranties

Seller makes the following representations. The representation in Subsection (a) is made on the date this Plan is adopted (“the Adoption Date”). The remaining representations are made on the Adoption Date and are deemed to be re-stated during the Term.

1.)	(a) Seller is not aware on the date Seller adopts this Plan of any material nonpublic information with respect to the Issuer or any of its securities (including the Stock); (b) Seller is not subject to any legal, regulatory, or contractual restriction or undertaking that would prevent HSC from conducting sales throughout the Term in accordance with Schedule A-1 and/or A-2:

(c) Seller is entering into this Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1;

(d) [Check one]

Seller is:       ☒

Seller is not ☐

an affiliate of the Issuer or holder of “restricted shares” for purposes of Rule 144;

(e) the Stock is not subject to any liens, security interests or other impediments to transfer (except for limitations imposed by Rules 144 or 145), nor is there any litigation, arbitration or other proceeding pending, or to Seller’s knowledge threatened, that would prevent or interfere with sales of Stock under this Plan;

(f) Seller has not entered into or altered a corresponding or hedging transaction or put option equivalent with respect to the Stock, and agrees nor to enter into any such transaction while this Plan is in effect; and

(g) Seller does not have authority, influence or control over any sales of Stock effected by HSC pursuant to this Plan, and will not attempt to exercise any authority, influence or control over such sales,

E.)	Rule 144

If the Seller is an “affiliate” of the Issuer, or holder of “restricted shares” which are not otherwise registered shares under the 1933 Act, then all sales under this Plan will be made in accordance with Rule 144. Seller agrees not to take, or cause any person or entity with whom seller would be required to aggregate sales of Stock under Rule 144 not to take, any action that would cause any such sale not to comply with Rule 144. HSC will be responsible for filing each required Form 144. Seller acknowledges and agrees that HSC will make only one Form 144 filing at the beginning of each three-month period commencing prior to the first sale of Stock made under this Plan. Seller must promptly advise HSC of any sale of Stock that is not covered by this Plan except that Seller may sell Stock outside of this Plan only if and to the extent that no such sale affects the amount of Stock that may be sold under this Plan in compliance with the volume limitations of Rule 144. Seller acknowledges and agrees that: (i) sales under this Plan shall not be in any way affected by any sales outside of this Plan, and (ii) for purposes of this sentence, the term “Seller” shall mean and include the Seller and any other person or entity whose sales of Stock would be aggregated with those of the Seller for purposes of compliance with the volume limitations of Rule 144. Seller acknowledges and agrees that he will provide HSC with a signed and completed SEC Form 144 no later than five business days prior to the commencement of any Sale Period set forth on Schedule A-1 or A-2.

F.)	Exchange Act Filings

Seller agrees to make, or to assist the Issuer in making, all filings required under Sections 13(d), 13(g) and 16 of the Exchange Act (e.g., Schedules 13D or 13G, and Forms 4 and 5) with respect to sales under this Plan. HSC will not be responsible to make or review any of these filings

G.)	Indemnification and Limitation of Liability; No Advice

1.)

Seller agrees to indemnify and hold harmless HSC (and its directors, officers, employees and affiliates) from and against all claims, liabilities, losses, damages and expenses (including reasonable attorneys’ fees and costs) arising out of or attributable to: (a) any material breach by Seller of this Plan (including Seller’s representations and warranties), and (b) any violation by Seller of applicable laws or regulations. This indemnification will survive the termination of this Plan. Seller will have no indemnification obligation in the case of the gross negligence or willful misconduct of HSC or any other indemnified person.

2.)	Regardless of any other term or condition of this Plan, HSC will not be liable to Seller for: (a) special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages of any kind, including but not limited to lost profits, lost savings, loss of use of facility or equipment, regardless of whether arising from breach of contract, warranty, tort, strict liability or otherwise, and even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen, or (b) any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”. In addition, HSC will not be liable to Seller in the event sales of Stock under this Plan violate the Issuer’s insider Trading policies.

3.)	Seller acknowledges that HSC has not provided Seller with any tax, accounting or legal advice with respect to this Plan, including whether Seller would be entitled to any of the affirmative defenses under Rule 10b5-1.

H.)	Governing Law

This Plan will be governed by, and construed in accordance with, the laws of the State of Missouri, without regard to such State’s conflict of laws rules.

I.)	Entire Agreement

This Plan (including all Scheduler) reflects the entire agreement between the parties concerning the sale of Stock under Rule 10b5-1, and supersedes any previous or contemporaneous agreements or promises concerning these sales, whether written or oral. In the event of a conflict between the terms and conditions of this Plan and the terms and conditions of any other agreement between Seller and HSC concerning sales of Stock under Rule 10b5-1, the terms and conditions of this Plan will govern.

J.)	Assignment

This Plan and each party’s, rights and obligations under this Plan may not be assigned or delegated without written permission of the other party and will be for the benefit of each party’s successors and permitted assigns, whether by merger, consolidation or otherwise.

K.)	Method of Communication

Except as otherwise specifically provided in this Plan, any communications required or permitted hereunder may be in writing or made orally, provided that any communications made orally must be confirmed in writing within one business day of such communication. Such written communications shall be directed to the parties specified in Exhibit “B”.

IN WITNESS WHEREOF, the undersigned have signed this Sales Plan as of the date first written above.

/s/ Michael J. Hall

Signature of Seller

HUNTLEIGH SECURITIES CORPORATION

Name: Title:

IN WITNESS WHEREOF, the undersigned have signed this Sales Plan as of the date first written above.

/s/ Michael J. Hall

Signature of Seller

HUNTLEIGH SECURITIES CORPORATION

/s/ Catherine Marshall

Name: Catherine Marshall Title: V. P.

SCHEDULE A-1

Notice of Exercise of Options and Sale of Stock Obtained Upon Exercise of Options

Name of Seller:                                                                                  Name of Issuer:

(Please note): It is Seller’s responsibility to ensure that Options will be vested prior to the date of exercise specified below. If Seller authorizes the exercise of more than one stated Option grant, the Options will be exercised in the order in which Seller listed them below. Seller represents that the information below is accurate.

SALES EFFORTS UNDER THIS PLAN WILL NOT COMMENCE EARLIER THAN TWO BUSINESS DAYS AFTER THE DATE THAT SELLER ADOPTS THIS PLAN, AS INDICATED ON THE FIRST PAGE OF THIS PLAN.

(a) Date of Grant	(b) Vesting Date	(c) Sale Period From ____ To ______ Or ______ (Specific Day)	(d) __ of Option Shares Authorized to be Sold	(e) “Limit” Price or “Market” Price

1.	Instructions: In column (a), list the Options in the order in which they are to be exercised.

In column (b), indicate vesting dates for all Options designated in Column (d).

In column (c), state the first and last date on which the Stock is authorized to be sold during the Sale Period (Stock sales may occur on or between these dates).

In column (d), more the maximum number of shares for which the Options are to be exercised. Do not aggregate with amounts authorized to be sold at a lower price during the same Sale Period.

In column (e), write either (i) B dollar price which is the minimum price (the “Limit” price) at which Stock is authorized to be sold, or (ii) the word “market” if Stock is to be sold at the then-prevailing market price per share during the Sale Period. All market orders will be treated as “market not held” orders. All limit orders will be treated as “limit not held” orders.

“Seller may only use the broker-assisted cashless exercise and sale procedure as the method for financing the payment of the exercise price and any required withholding taxes.

2.	Commission per share: cents.

3.	Except as provided in Paragraph 4 of this Schedule A-1, in the event the Options cannot be exercised and the corresponding number of Option shares of Stock to be sold in a Sale Period cannot be sold for any reason.

(check one of the following instructions):

☐ the unsold amount will be carried forward and added to the number of shares of Stock authorized to be sold for each succeeding Sale Period (if any) until sold; or

☐ the unsold amount of Stock will not be sold and will not be carried over to the next specific Sale Period.

4.	In the event an exercise of an Option and/or the sale of Stock cannot occur during a designated Sale Period because of an event described in Section A(5) of this Plan, that Sale Period will be extended upon the expiration of such event by the amount of time the Option exercise and/or Stock sale could not occur.

SCHEDULE A-1 cont’d.

5.	In the event of a tender or exchange offer for the Stock, all vested Options covered by the Plan shall be exercised and the Stock issued upon exercise shall be tendered or exchanged under the terms of the offer.

6.	The maximum number of shares to be sold under this Schedule A-1 is .

This Schedule A-1 is an integral part of the attached Plan entered into by Seller with HSC and is subject to the terms and conditions set forth therein.

Accepted and Agreed to: HUNTLEIGH SECURITIES CORPORATION	Account #

Name and Title	Signature of Seller

Date

SCHEDULE A-2 cont’d.

5.	In the event of a tender exchange offer for the Stock, all the Stock remaining unsold under the Plan shall be tendered or exchanged.

6.	The maximum number of shares to be sold under this Schedule A-2 is 47,772.

This Schedule A-2 is an integral part of the attached Plan entered into by Seller with HSC and is subject to the terms and conditions set forth therein.

Accepted and Agreed to: HUNTLEIGH SECURITIES CORPORATION	Account # 5619-6643

/s/ Michael J. Hall

Name and Title	Signature of Seller

Date

SCHEDULE A-2 cont’d.

5.	In the event of a tender or exchange offer for the Stock, all the Stock remaining unsold under the Plan shall be tendered or exchanged.

6.	The maximum number of shares to be sold under this Schedule A-2 is 47,772.

This Schedule A-2 is an integral part of the attached Plan entered into by Seller with HSC and is subject to the terms and conditions set forth therein.

Accepted and Agreed to: HUNTLEIGH SECURITIES CORPORATION	Account # 5619 - 6643

/s/ Catherine Marshall	/s/ Michael J. Hall

Name and Title V.P. __________	Signature of Seller

8/27/03

Date

EXHIBIT B

To Rule 10b5-1 Sales Plan

Between

Michael J. Hall (“Seller”)

and

Huntleigh Securities Corporation (“HSC”)

I.	Communications required by the Plan shall be made to the following persons in accordance with Section “K” of such Plan:

To Seller:	Copies to:

Name: Michael J. Hall	Name:
Address: ____ _ __ Place Tulsa, OK 74133	Address:
Telephone: 918-838-____	Telephone:
Fax: 918-838-____	Fax:

To Issuer:	Copies to:

Name: _______ ________	Name:
Address: _____ _ ___ St. Tulsa OK 74116	Address:
Telephone: 918-838-____	Telephone:
Fax: 918-838-8810	Fax:

To HSC:	Copies to: HSC
Compliance Department

Name:	Name: Catherine Marshall
Address:	Address: 7800 _______ Blvd. 5th Floor St. Louis MO 83105
Telephone:	Telephone: (314) 236-2261
Fax:	Fax: (314) ___-2402

This Exhibit B is an integral part of the attached Plan entered into by Seller with HSC and is subject to the terms and conditions set forth therein.

ISSUER REPRESENTATIONS

August __, 2003
Date

To:	Huntleigh Securities Corporation

From:	MATRIX SERVICE COMPANY
(Name of Issuer)

As an authorized representative of the Issuer (“Issuer”), I hereby represent and covenant that:

1.)	I have reviewed the attached Rule 10b5-l Sales Plan (“Plan”) of Michael J. Hall (“Seller”) adopted on August ______ 2003, and have determined that it is consistent with the Issuer’s trading policy.

2.)	I the Plan covers the exercise of Options granted under the Issuer’s stock option plan (“SOP”), any exercise of the Option under the Plan does not violate the terms and conditions of the SOP, Issuer agrees to notify HSC promptly in writing if any of Seller’s Options have expired or been terminated or forfeited under the SOP.

3.)	On any day that Seller’s Options are exercised pursuant to the Plan (“Instruction Date”), Issuer will instruct its transfer agent to deliver to HSC, no later than two business days after Instruction Date, the number of shares of Stock corresponding to the number of Options exercised (including any Shares issued as a result of a Stock split or other Recapitalization affecting the Stock). In the event of Issuer’s repeated failure to deliver Stock to HSC by two business days after the Instruction Date, HSC may require Issuer to deliver Stock to HSC on the Instruction Date as a condition precedent to HSC processing Option exercises for the Seller.

4.)	This Issuer’s obligations (“Obligations”) set forth in Sections 2 and 3 above constitute its legal, valid and binding obligations enforceable against it in accordance with its terms, and there is no contractual restriction to which Issuer is subject, or any litigation, arbitration or other proceeding pending, or to my knowledge threatened, that would preclude exercising Options under the Plan.

By:	/s/ Illegible

Signature of Issuer’s Authorized Representative

Bradley Vetal President; CEO
Print Name and Title of Issuer’s Authorized Representative

Huntleigh Securities Corporation

8000, Maryland Avenue,

St. Louis, MO 63105

Date: August ___, 2003

Gentlemen:

In connection with my request that you sell for my account pursuant to Rule 144

47,77_ shares of	Common Stock of
# of shares, units, etc	type common, preferred, etc.

Matrix Service Company	whose principal place of business is
Name of Issuer

10701 E. ____ ST. Tulsa, OK _____ and which trades

NASDAQ,	I represent to you that:
NYSE, AMEX, OTC, etc.

1.	I have made and will make no payment in connection with the execution of such order to sell to any person other than you, and you will receive from me no more than the usual or customary broker’s commission;

2.	I have not directly or indirectly solicited or arranged for the solicitation of orders to buy in anticipation of or in connection with the proposed sale, and I will not do so;

3.	I do not intend to sell additional securities of the same class through any other means, either individually or as part of group;

4.	During the past 3 months, the amount of securities of the same class sold by all persons, including my own, as defined in
Rule 144, whose sales are required to be taken into consideration was 24,000.
(if none, so state)

5.	I will complete and file the Notice of Proposed Sale of Securities Pursuant to Rule 144, with the Securities and Exchange Commission, Main Office, Washington, D.C. and with the appropriate Exchange, if applicable;

6.	The issuer is current with all its SEC reporting requirements as prescribed under Rule 144;

7.	I do not know any material adverse information in regard to the current and prospective operations of the Issuer of the securities to be sold which has not been publicly disclosed.

Very truly yours,

/s/ Michael J. Hall

Signature

/s/ Michael J. Hall

Print Name

__________ Tulsa OK 74133
Address

5619-6643
Account Number

SCHEDULE A-2

For Sale of Stock Already Owned by Seller

Name of Seller: Michael J. Hall	Name of Issuer: Matrix Service Company

(Please note): It is Seller’s responsibility to ensure that shares listed on this Schedule A-2 are reported in a HSC account in good delivery from prior to the first sale date.

SALES EFFORTS UNDER THIS PLAN WILL NOT COMMENCE EARLIER THAN TWO BUSINESS DAYS AFTER THE DATE THAT SELLER ADOPTS THIS PLAN, AS INDICATED ON THE FIRST PAGE OF THIS PLAN.

(a) Sale Period From To Or (Specific Day)	(b) Authorized Number of Owned Shares to be Sold	(c) “Limit” Price or “Market” Price
12/1/03 – 12/31/03	16,000	__________________
1/1/04 – 1/31/04	16,000	__________________
2/1/04 – 2/29/04	16,000	__________________
3/1/04 – 3/31/04	15,544	__________________

1.	Instructions: In column (a), state the first and last date on which the Stock is authorized to be sold during the designated Sale Period (Stock sales may occur on or between these dates).

In column (b), state the maximum number of shares authorized to be sold at the price during the designated Sale Period. Do not aggregate with amounts authorized to be sold at a lower price during the same designated Sale Period.

In column (c), write either (i) a dollar price which is the minimum price (the “Limit” Price) at which Stock is authorized to be sold, or (ii) the word “market” if Stock is to be sold at the then-prevailing market price per share during the Sale Period. All market orders will be treated as “market not held” orders. All limit orders will be treated as “limit not held” orders.

2.	Commission per share: .05 cents.

3.	Except as provided in Paragraph 4 of this Schedule A-2. In the event that HSC is unable to sell the number of owned shares of Stock authorized to be sold in a Sale Period for any reason (check one of the following instructions):

☐	the unsold amount of Stock will be carried forward and added to the number of shares of Stock authorized to be sold for each succeeding Sale Period (if any) until sold; or

☒	the unsold amount of Stock will not be sold and will not be carried over to the next specific Sale Period.

4.	In the event the sale of Stock cannot occur during a designated Sale Period because of an event described in Section A(5) of the Plan, that Sale Period will be extended upon the exploration of such event by the amount of time the sale of Stock could not occur.

SCHEDULE A-2 cont’d.

5.	In the event of a tender exchange offer for the Stock, all the Stock remaining unsold under the Plan shall be tendered or exchanged.

6.	The maximum number of shares to be sold under this Schedule A-2 is 63,544.

This Schedule A-2 is an integral part of the attached Plan entered into by Seller with HSC and is subject to the terms and conditions set forth therein.

Accepted and Agreed to:	Account # 5619-6643
HUNTLEIGH SECURITIES CORPORATION

Catherine Marshall V.P.	/s/ Michael J. Hall

Name and Title	Signature of Seller

11/20/03
Date